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                                                                   EXHIBIT 10.53


     THIS AGREEMENT made this 7/th/ day of July 2000, between SHILPA-SAKETH REALTY, INC., as Landlord and BACTOLAC PHARMACEUTICAL INC., as Tenant.

     WITNESSETH: The Landlord hereby leases to Tenant and Tenant hereby hires from Landlord approximately 26,250 square feet, as more fully depicted on Exhibit A annexed hereto in the building known as 7 Oser Avenue, Hauppauge, New York 11788 for the term of approximately five (5) years to commence on the Rent Commencement Date and to end on the 31st day of May 2005, upon the conditions and covenants following:

          SEE PARAGRAPH "2" OF THE RIDER ANNEXED HERETO

Rent. 1/st/. Tenant shall pay the annual rent of

          SEE PARAGRAPH "2" OF THE RIDER ANNEXED HERETO

said rent to be paid in equal monthly payments in advance on the first (1st) day of each and every month during the term aforesaid, as follows:

          SEE PARAGRAPH "2" OF THE RIDER ANNEXED HERETO

Occupancy. 2/nd/. Tenant shall use and occupy demised premises for no purpose other than all uses permitted under applicable laws, including but not limited to the manufacture and packaging of vitamins, nutritional supplements and related items.

Repairs. 3/rd/. Tenant shall take good care of the premises and fixtures, make good any injury or breakage done by Tenant or Tenant's agents, employees or visitors, and shall quit and surrender said premises at the end of said term, in as good condition as the reasonable use thereof will permit; shall not make any additions, alterations or improvements in said premises, or permit any additional lock or fastening on any door, without the written consent of Landlord; and all alterations, partitions, additions or improvements, which may be made by either of the parties hereto upon the premises, shall be the property of Landlord, and shall remain upon and be surrendered with the premises, as a part thereof, at the termination of this lease, without disturbance, molestation or injury.

Requirements of Law. 4/th/. Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters for the prevention of fires at Tenant's own costs and expense.

Assignment. 5/th/. Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, without Landlord's prior consent in writing, which consent shall not be unreasonably withheld; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and of forfeiture, and in the event of a breach thereof,
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the term herein shall immediately cease and determine at the option of Landlord as if it were the expiration of the original term.

Destruction. 6/th/. In case of damage, by fire or other action of the elements, to the building in which the leased premises are located, without the fault of Tenant or of Tenant's agent or employees, if the damage is so extensive as to amount practically to the total destruction of the leased premises or of the building, or if Landlord shall within a reasonable time decide not to rebuild, this lease shall cease and come to an end, and the rent shall be apportioned to the time of the damage. In all other cases where the leased premises are damaged by fire without the fault of Tenant or of Tenant's agents or employees, Landlord shall repair the damage with reasonable dispatch after notice of damage, and if the damage has rendered the premises untenantable, in whole or in part, there shall be an apportionment of the rent until the damage has been repaired. In determining what constitutes reasonable dispatch consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond Landlord's control.

Access to Premises. 7/th/. Tenant agrees that Landlord and Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours of the purpose of examining the same, or for making such repairs, alterations, additions or improvements therein as may be necessary or deemed advisable by Landlord. Tenant also agrees to permit Landlord or Landlord's agents to show the premises to persons wishing to hire or purchase the same; and Tenant further agrees that during the 6 months next preceding the expiration of the term hereby granted, Landlord or Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale," and Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

Lease Not In Effect; Defaults; 10 Day Notice. 8/th/. If, before the commencement of the term, Tenant takes the benefit of any insolvent act, or if a Receiver or Trustee be appointed for Tenant's property, or if the estate of Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if Tenant shall default in the performance of any agreement by Tenant contained in any other lease to Tenant by Landlord or by any corporation of which an officer of Landlord is a Director, this lease shall thereby, at the option of Landlord, be terminated and in that case, neither Tenant nor anybody claiming under Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease or the rules and regulations, other than the covenants for the payment of rent or "additional rent" or if the demised premises become vacant or deserted, Landlord may give to Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days' (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and Tenant will then quit and surrender this demised premises to Landlord, but Tenant shall remain liable as hereinafter provided.

Remedies; Re-Letting; Cumulative Remedies. If Tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either or in making any other payment therein provided for, or if the notice last above provided for shall have

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been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days' period, Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the term, as above provided, Landlord may either re-let the demised premises or any part or parts thereof for Landlord's own account, or may, at Landlord's option, re-let the demised premises or any part or parts thereof as the agent of Tenant, and receive the rents therefor, applying the same first to the payment of such expenses as Landlord may have incurred, and then to the fulfillment of the covenants of Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision 8th provided, or terminate by summary proceedings or otherwise and if Landlord shall no re-let the demised premises for Landlord's own account, then, whether or not the premises be re-let, Tenant shall remain liable for, and Tenant hereby agrees to pay to Landlord, until the time when this lease would have expired for such termination r expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less avails of reletting, if any, and the same shall be due and payable by Tenant to Landlord on the several rent days above specified that is, upon each of such rent days Tenant shall pay to Landlord the amount o deficiency then existing. Tenant hereby expressly waives any and all right of redemption in case Tenant shall be dispossessed by judgment or warrant of any court or judge, and Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by landlord against Tenant in respect to the demised premises or any action to recover rent or damages hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

Services. 9/th/. As long as Tenant is not in default under any of the covenants of this lease, Landlord shall, excepting on Sundays and Holidays, provide the following services, if an insofar as the existing facilities permit: (a) furnish heat to the premises on business days from 8 A.M. to 6 P.M. when and as required by law; (b) OPERATE elevators, or permit self-operated elevators to be used, on business days from 8A.M. to 6 P.M. except Saturdays when the hours shall be from 8 A.M. to 1 P.M.

Signs. 10/th/. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the premises or building without the prior written approval and consent of Landlord. Should Landlord deem it necessary to remove the same in order paint, alter or remodel any part of the building, Landlord may remove and replace same at Landlord's expense.

Cleaning. 11/th/. Tenant shall, at Tenant's expense, keep the demised premises clean and in order to the satisfaction of Landlord. Tenant shall pay to landlord the cost of removal of Tenant's refuse and waste, upon presentation of bills therefor and the amount of such bill shall be paid as additional rent.

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Liability. 12/th/. Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of Landlord.

Subordination. 13/th/. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and Tenant agrees to execute any such instrument without cost, which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle Landlord, or Landlord'' assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

Security. 14/th/. Tenant has this day deposited with Landlord the sum of $18,484.37 as security for the full and faithful performance by Tenant of all the terms, covenants and conditions of this lease upon Tenant's part to be performed, which said sum shall be returned to Tenant after the time fixed as the expiration of the term herein, provided Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, Landlord shall have the right to transfer the security to the vendee for the benefit of Tenant and Landlord shall be considered released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of the said security and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by Tenant without the written consent of Landlord.

Sprinklers. 15/th/. If there now is or shall be installed in the building a "sprinkler system," and such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensee or visitors, Tenant shall forthwith restore the same to good working condition at its own expense; and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the state or city government, require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of partitions, trade fixtures or other contents of the demised premises, or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. Tenant shall pay to Landlord as additional rent the sum of $ N/A on the rent day of each month during the term of this
                  ---
lease, as Tenant's portion of the contract price for sprinkler supervisory service.

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Water; Sewer. 16/th/. Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

Fire Insurance. 17/th/. Tenant will not, nor will Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and Tenant agrees to pay on demand any such increase as additional rent.

No. Waiver. 18/th/. The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified or discharged orally.

Condemnation. 19/th/. that should the land whereon said building stands or any part thereof be condemned for public use, then in that event, upon the taking of the same of such public use, this lease, at the option of Landlord, shall become null and void, and the term cease and come to an end upon the date when the same shall be taken and the rent shall be apportioned as of said date. No part of any award, however, shall belong to Tenant.

Fixtures. 20/th/. If after default in payment of rent or violation of any other provisions of this lease, or upon the expiration of this lease, Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures an property shall be deemed abandoned by Tenant and shall become the property of Landlord.

Inability To Perform. 21/st/. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with any National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

No Diminution Of Rent. 22/nd/. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or

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improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by Landlord to Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. Landlord shall not be required to furnish, and Tenant shall not be entitled to receive, any of such "services" during any period wherein Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

Rules and Regulations. 23/rd/. Tenant and Tenant's employees, agents and visitors shall comply strictly with the Rules and Regulations set forth on the back of this lease, and such other and further reasonable Rules and Regulations as Landlord and Landlord's agents may from time to time adopt. Landlord shall not be liable to Tenant for violation of any of said Rules or Regulations, or the breach of any covenant or condition in any lease, by any other tenant in the building.

Window Cleaning. 24/th/. Tenant will not clean, nor require, permit, suffer or allow any window in the demised premises to be cleaned, from the outside in violation of Section 203 of the Labor Law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

Possession. 25/th/. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason: in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

             All Exhibits, Riders and Addendum annexed hereto are hereby incorporated in and made a part of this Lease.

Headings. The marginal headings are inserted only as a matter of convenience and in no way define the scope of this lease or the intent of any provision thereof.

Quiet Enjoyment. Landlord covenants that the said Tenant on paying the said rent, and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises of the term aforesaid, provided, however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

     And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

     Signed, sealed and delivered in the presence of

                                        SHILPA-SAKETH REALTY INC.

                                        By:________________________________L.S.
                                                              , Landlord

                                        ___________________________________L.S.
                                        BACTOLAC PHARMACEUTICAL INC.

                                        By:________________________________L.S.
                                            VICE PRESIDENT,     Tenant

                             RULES AND REGULATIONS

     1. The sidewalks, entrances, passages, courts, elevators, stairways, or halls shall not be obstructed by any Tenant or used for any purpose other than ingress and egress to and from the demised premises, and if said premises are situate on the ground floor the Tenant thereof shall keep the sidewalks and curbs directly in front of said premises clean and free from ice, snow, etc. Nothing shall be thrown out of windows or doors or down passages of building.

     2. Movement of goods in or out of the premises and building shall only be effected through entrances and elevators designated for that purpose. No hand trucks, carts, etc. shall be used in the building unless equipped with rubber tires and side guards.

     3. No awnings or other projections shall be attached to the outside walls of the building and no curtains, blinds, shades, or screens shall be used without the prior written consent of the Landlord.

     4. The skylights, windows, and doors that reflect or admit light and air into the halls, or other public places in the building shall not be covered or obstructed by any Tenant, nor shall any thing be placed on the windowsills.

     5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose employees, agents, visitors or licensees, shall have caused the same.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except wit the prior written consent of the Landlord, and as the Landlord may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other covering is used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other mater, soluble in water, the use of cement or other adhesive being expressly prohibited.

     7. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring premises or those having business with them whether by the use of any instrument, radio, talking machine, unmusical notes, whistling, singing or otherwise.

     8. No Tenant, nor any of Tenant's employees, agents, visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical or substance, or allow any unusual or objectionable odors to be produced upon the demised premises or permit animals or birds to be brought or kept on the premises.

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     9.   No machine may be operated on the premises without the written consent of the Landlord; machinery shall be placed in approved settings to absorb or prevent any noise or annoyance.

     10. No Tenant shall place a load upon any floor of the building exceeding the floor load per square foot area which such floor was designed to carry, and all floor loads shall be evenly distributed. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or Landlord's agent may determine from time to time. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed so as to distribute the weight. The Landlord reserves the right to inspect all freight to be brought in to the building and to exclude from the building all freight which violates any of these Rules and Regulations or this lease. Safes and machinery may not be put on elevators.

     11. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     12. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by any Tenant without the written consent of Landlord.

State of Texas, County of Harris      ss:

On this __ day of ________________, 2000, before me personally came _______________________, to me known and known to me to be the individual described in and who executed the foregoing instrument and acknowledged to me that he executed the same.

                                             __________________________________



State of ______________, County of _________________ ss:

On this __ day of _________________, 2000, before me personally came _______________________, to me known and known to me to be the individual described in and who executed the foregoing instrument.


                                                ________________________________

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